QuickLinks -- Click here to rapidly navigate through this document

Exhibit 24.1

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/InterActiveCorp, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of SM Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into ServiceMagic, Inc., a Delaware corporation ("ServiceMagic"), pursuant to the Agreement and Plan of Merger dated as of July 22, 2004, by and among the Company, Merger Sub, ServiceMagic, Michael J. Beaudoin and Pearl Street Trust, acting in their capacity as members of the Equityholder Representative Committee, and the stockholders of ServiceMagic signatory thereto, hereby constitutes and appoints Dara Khosrowshahi, Gregory R. Blatt and William J. Severance his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of September, 2004.

By:	/s/ BARRY DILLER
Name: Barry Diller Title: Chairman of the Board and Chief Executive Officer

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/InterActiveCorp, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of SM Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into ServiceMagic, Inc., a Delaware corporation ("ServiceMagic"), pursuant to the Agreement and Plan of Merger dated as of July 22, 2004, by and among the Company, Merger Sub, ServiceMagic, Michael J. Beaudoin and Pearl Street Trust, acting in their capacity as members of the Equityholder Representative Committee, and the stockholders of ServiceMagic signatory thereto, hereby constitutes and appoints Dara Khosrowshahi, Gregory R. Blatt and William J. Severance his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of September, 2004.

By:	/s/ VICTOR KAUFMAN
Name: Victor Kaufman Title: Vice Chairman and Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/InterActiveCorp, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of SM Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into ServiceMagic, Inc., a Delaware corporation ("ServiceMagic"), pursuant to the Agreement and Plan of Merger dated as of July 22, 2004, by and among the Company, Merger Sub, ServiceMagic, Michael J. Beaudoin and Pearl Street Trust, acting in their capacity as members of the Equityholder Representative Committee, and the stockholders of ServiceMagic signatory thereto, hereby constitutes and appoints Dara Khosrowshahi, Gregory R. Blatt and Joanne Hawkins his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of September, 2004.

By:	/s/ WILLIAM J. SEVERANCE
Name: William J. Severance Title: Vice President and Controller

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/InterActiveCorp, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of SM Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into ServiceMagic, Inc., a Delaware corporation ("ServiceMagic"), pursuant to the Agreement and Plan of Merger dated as of July 22, 2004, by and among the Company, Merger Sub, ServiceMagic, Michael J. Beaudoin and Pearl Street Trust, acting in their capacity as members of the Equityholder Representative Committee, and the stockholders of ServiceMagic signatory thereto, hereby constitutes and appoints Gregory R. Blatt, William J. Severance and Joanne Hawkins his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of September, 2004.

By:	/s/ DARA KHOSROWSHAHI
Name: Dara Khosrowshahi Title: Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/InterActiveCorp, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of SM Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into ServiceMagic, Inc., a Delaware corporation ("ServiceMagic"), pursuant to the Agreement and Plan of Merger dated as of July 22, 2004, by and among the Company, Merger Sub, ServiceMagic, Michael J. Beaudoin and Pearl Street Trust, acting in their capacity as members of the Equityholder Representative Committee, and the stockholders of ServiceMagic signatory thereto, hereby constitutes and appoints Dara Khosrowshahi, Gregory R. Blatt and William J. Severance his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of September, 2004.

By:	/s/ RICHARD N. BARTON
Name: Richard N. Barton Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/InterActiveCorp, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of SM Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into ServiceMagic, Inc., a Delaware corporation ("ServiceMagic"), pursuant to the Agreement and Plan of Merger dated as of July 22, 2004, by and among the Company, Merger Sub, ServiceMagic, Michael J. Beaudoin and Pearl Street Trust, acting in their capacity as members of the Equityholder Representative Committee, and the stockholders of ServiceMagic signatory thereto, hereby constitutes and appoints Dara Khosrowshahi, Gregory R. Blatt and William J. Severance his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of September, 2004.

By:	/s/ ROBERT R. BENNETT
Name: Robert R. Bennett Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/InterActiveCorp, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of SM Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into ServiceMagic, Inc., a Delaware corporation ("ServiceMagic"), pursuant to the Agreement and Plan of Merger dated as of July 22, 2004, by and among the Company, Merger Sub, ServiceMagic, Michael J. Beaudoin and Pearl Street Trust, acting in their capacity as members of the Equityholder Representative Committee, and the stockholders of ServiceMagic signatory thereto, hereby constitutes and appoints Dara Khosrowshahi, Gregory R. Blatt and William J. Severance his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of September, 2004.

By:	/s/ EDGAR BRONFMAN, JR.
Name: Edgar Bronfman, Jr. Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/InterActiveCorp, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of SM Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into ServiceMagic, Inc., a Delaware corporation ("ServiceMagic"), pursuant to the Agreement and Plan of Merger dated as of July 22, 2004, by and among the Company, Merger Sub, ServiceMagic, Michael J. Beaudoin and Pearl Street Trust, acting in their capacity as members of the Equityholder Representative Committee, and the stockholders of ServiceMagic signatory thereto, hereby constitutes and appoints Dara Khosrowshahi, Gregory R. Blatt and William J. Severance his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of September, 2004.

By:	/s/ DONALD R. KEOUGH
Name: Donald R. Keough Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/InterActiveCorp, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of SM Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into ServiceMagic, Inc., a Delaware corporation ("ServiceMagic"), pursuant to the Agreement and Plan of Merger dated as of July 22, 2004, by and among the Company, Merger Sub, ServiceMagic, Michael J. Beaudoin and Pearl Street Trust, acting in their capacity as members of the Equityholder Representative Committee, and the stockholders of ServiceMagic signatory thereto, hereby constitutes and appoints Dara Khosrowshahi, Gregory R. Blatt and William J. Severance her true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 1st day of September, 2004.

By:	/s/ MARIE-JOSÉE KRAVIS
Name: Marie-Josée Kravis Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/InterActiveCorp, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of SM Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into ServiceMagic, Inc., a Delaware corporation ("ServiceMagic"), pursuant to the Agreement and Plan of Merger dated as of July 22, 2004, by and among the Company, Merger Sub, ServiceMagic, Michael J. Beaudoin and Pearl Street Trust, acting in their capacity as members of the Equityholder Representative Committee, and the stockholders of ServiceMagic signatory thereto, hereby constitutes and appoints Dara Khosrowshahi, Gregory R. Blatt and William J. Severance his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of September, 2004.

By:	/s/ JOHN C. MALONE
Name: John C. Malone Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/InterActiveCorp, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of SM Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into ServiceMagic, Inc., a Delaware corporation ("ServiceMagic"), pursuant to the Agreement and Plan of Merger dated as of July 22, 2004, by and among the Company, Merger Sub, ServiceMagic, Michael J. Beaudoin and Pearl Street Trust, acting in their capacity as members of the Equityholder Representative Committee, and the stockholders of ServiceMagic signatory thereto, hereby constitutes and appoints Dara Khosrowshahi, Gregory R. Blatt and William J. Severance his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of September, 2004.

By:	/s/ STEVEN RATTNER
Name: Steven Rattner Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/InterActiveCorp, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of SM Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into ServiceMagic, Inc., a Delaware corporation ("ServiceMagic"), pursuant to the Agreement and Plan of Merger dated as of July 22, 2004, by and among the Company, Merger Sub, ServiceMagic, Michael J. Beaudoin and Pearl Street Trust, acting in their capacity as members of the Equityholder Representative Committee, and the stockholders of ServiceMagic signatory thereto, hereby constitutes and appoints Dara Khosrowshahi, Gregory R. Blatt and William J. Severance his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of September, 2004.

By:	/s/ GEN. H. NORMAN SCHWARZKOPF
Name: Gen. H. Norman Schwarzkopf Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/InterActiveCorp, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of SM Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into ServiceMagic, Inc., a Delaware corporation ("ServiceMagic"), pursuant to the Agreement and Plan of Merger dated as of July 22, 2004, by and among the Company, Merger Sub, ServiceMagic, Michael J. Beaudoin and Pearl Street Trust, acting in their capacity as members of the Equityholder Representative Committee, and the stockholders of ServiceMagic signatory thereto, hereby constitutes and appoints Dara Khosrowshahi, Gregory R. Blatt and William J. Severance his true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of September, 2004.

By:	/s/ ALAN SPOON
Name: Alan Spoon Title: Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of IAC/InterActiveCorp, a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-8 ("Registration Statement") for the registration under said Act of shares of the Company's common stock, par value $0.01 per share, in connection with the merger of SM Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), with and into ServiceMagic, Inc., a Delaware corporation ("ServiceMagic"), pursuant to the Agreement and Plan of Merger dated as of July 22, 2004, by and among the Company, Merger Sub, ServiceMagic, Michael J. Beaudoin and Pearl Street Trust, acting in their capacity as members of the Equityholder Representative Committee, and the stockholders of ServiceMagic signatory thereto, hereby constitutes and appoints Dara Khosrowshahi, Gregory R. Blatt and William J. Severance her true and lawful attorney-in-fact and agent, and each of them with full power to act without the other, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, individually and in any and all capacities stated below to sign the Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 1st day of September, 2004.

By:	/s/ DIANE VON FURSTENBERG
Name: Diane Von Furstenberg Title: Director

QuickLinks

POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp
POWER OF ATTORNEY For Registration Statement of IAC/InterActiveCorp